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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K





                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: October 15, 1999
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                         Liberty Group Publishing, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



           Delaware                    333-46957              36-4197635
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(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                     File Number)         Identification No.)



    3000 Dundee Road, Northbrook, Illinois                 60062
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   (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code (847) 272-2244
                                                           --------------


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Item 2.  Acquisition or Disposition of Assets.

(a) On October 1, 1999 the Registrant (through wholly-owned subsidiaries) consummated an exchange of assets with Lee Enterprises, Incorporated. The Registrant transferred to Lee Enterprises substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of six local newspapers and related publications in Beatrice, Nebraska, together with $8.4 million in cash. The assets transferred to Lee Enterprises had a book value of $13.6 million. In exchange, the Registrant accepted substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of ten local newspapers and related publications in Kewanee and Geneseo, Illinois and Ottumwa, Iowa. The Registrant believes that the assets received from Lee Enterprises in the exchange had an approximate value equal to the sum of the book value of the assets transferred to Lee Enterprises plus the cash paid to Lee Enterprises.

         In addition, on October 1, 1999 the Registrant also consummated the acquisition from Lee Enterprises of substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of four local newspapers and related publications in Aledo, Illinois. The purchase price was $900,000 in cash paid at the closing.

         At the closing of the asset exchange and asset purchase, Lee Enterprises paid to the Registrant $52,980 in cash which is the estimated amount by which the net working capital of the publication groups transferred to Lee Enterprises exceeded the net working capital of the publication groups transferred to and purchased by the Registrant. A final accounting for the adjustment for the net working capital of the publication groups is to be made no later than the 90th day after the closing.

         Prior to this transaction, no material relationship existed between the Registrant and Lee Enterprises, or between any affiliates of such entities.

         The funds for the exchange and purchase by the Registrant were provided under the credit facility the Registrant has in place which is led by Citicorp USA, Inc., as administrative agent.

(b) The Registrant intends to continue to use the acquired assets for the same purposes as previously used by Lee Enterprises.

The foregoing brief summary of the terms of the asset exchange and the asset purchase is qualified in its entirety by reference to the provisions of, respectively, the Asset Exchange Agreement dated as of August 26, 1999 between the Registrant and Lee Enterprises, Incorporated, a Delaware corporation, and the Asset Purchase Agreement dated as of August 26, 1999 between the Registrant and Lee Enterprises, each of which is filed as an exhibit to this Report and is hereby incorporated herein by reference.


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Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

         Audited financial statements of the acquired businesses required pursuant to Regulation S- X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information

         The pro forma financial information required pursuant to Article 11 of Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.


(c)      Exhibits

         2.1 Asset Exchange Agreement, dated as of August 26, 1999, between the Registrant and Lee Enterprises, Incorporated

         2.2 Asset Purchase Agreement, dated as of August 26, 1999, between the Registrant and Lee Enterprises, Incorporated

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Liberty Group Publishing, Inc.


Date: October 15, 1999          By: /s/ KENNETH L. SEROTA
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                                Title: President and Chief Executive Officer
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                                  Exhibit Index





    Exhibit #                              Item

       2.1               Asset Exchange Agreement, dated as of
                         August 26, 1999, between the Registrant
                         and Lee Enterprises, Incorporated

       2.2               Asset Purchase Agreement, dated as of
                         August 26, 1999, between the Registrant
                         and Lee Enterprises, Incorporated



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